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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of report (date of earliest event reported): February 18, 2004

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      0-27887                                                   33-0846191
(Commission File No.)                                        (I.R.S. Employer
                                                          Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

          (Former Name or Former Address if Changed Since Last Report)

       _________________________________________________________________

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (C) Exhibit                             DESCRIPTION
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      99.1    Collectors Universe, Inc. Earnings Release dated February 18, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 18, 2004, Collectors Universe, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2004 ended December 31, 2003. The press release is attached to this report as Exhibit 99.1

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.

                                                  By: /s/ MICHAEL J. LEWIS
                                                      --------------------------
                                                      MICHAEL J. LEWIS
                                                      CHIEF FINANCIAL OFFICER

Dated: February 18, 2004

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                                  EXHIBIT INDEX

Exhibit                                  DESCRIPTION
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 99.1         Collectors Universe, Inc. Earnings Release dated February 18, 2004